UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 22, 2005


                    CELLULAR TECHNICAL SERVICES COMPANY, INC.
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               (Exact Name of Registrant as Specified in Charter)

          Delaware                     0-19437                   11-2962080
          --------                     -------                   ----------
(State or Other Jurisdiction         (Commission                (IRS Employer
      of Incorporation)               File No.)              Identification No.)


20 East Sunrise Highway, Valley Stream, New York                         11581
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(Address of Principal Executive Offices)                              (Zip Code)


       Registrant's telephone number, including area code: (516) 568-0100


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 3.02         UNREGISTERED SALES OF EQUITY SECURITIES.

         On April 12, 2005, Cellular Technical Services Company, Inc. (the "Company") entered into a Securities Purchase Agreement (the "Agreement") as reported on the Company's Form 8-K filed with the Securities and Exchange Commission on April 15, 2005. On even date therewith, the Company entered into a Letter Agreement (the "Letter Agreement") with Jane Hsiao. Pursuant to the Letter Agreement, the Company sold 200,000 shares of the common stock of the Company, par value $0.001 per share (the "Common Stock") to Ms. Hsiao on April 22, 2005 at an aggregate purchase price of $150,000. Ms. Hsiao is an accredited investor, as that term is defined in Rule 501 promulgated under the Securities Act of 1933, as amended (the "Act"). The Common Stock issued under the transaction was not registered under the Act, and was issued in reliance upon the exemption from registration afforded by Rule 506 of Regulation D promulgated under the Act. There were no underwriting discounts or commissions payable in connection with the transaction.

ITEM 5.02 DEPARTURES OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

         Pursuant to the Agreement, on April 25, 2005 Jane Hsiao was nominated and elected to serve on the board of directors of the Company as a Class II director to hold office until the annual meeting of stockholders of the Company in 2005, or until her successor is elected and qualified. Ms. Hsiao has a direct material interest in 200,000 shares of Common Stock which were purchased by her under the Agreement.

                                   SIGNATURES

         Pursuant to the requirements of Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    May 2, 2005                CELLULAR TECHNICAL SERVICES COMPANY, INC.


                                    By: /s/  Kenneth Block
                                        ----------------------------------------
                                        Name:  Kenneth Block
                                        Title: Chief Financial Officer